Exhibit 10.12(b)

EXECUTION COPY

AMENDMENT NO. 3 TO SECOND AMENDED AND
RESTATED RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of January 12, 2011 (this “Amendment”), is by and among MANITOWOC FUNDING, LLC (“Funding”), as Seller, THE MANITOWOC COMPANY, INC., as Servicer, HANNOVER FUNDING COMPANY LLC (“Hannover”), as Purchaser, and NORDDEUTSCHE LANDESBANK GIROZENTRALE, as Agent.

WHEREAS, the parties hereto are parties to that certain Second Amended and Restated Receivables Purchase Agreement, dated as of June 30, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”);

WHEREAS, concurrently herewith and pursuant to that certain First Amendment to Second Amended and Restated Purchase and Sale Agreement, dated as of the date hereof, Kysor Industrial Corporation (“Kysor”) is being removed as an Originator under the Purchase and Sale Agreement (the “Purchase and Sale Agreement Amendment”);

WHEREAS, concurrently herewith Kysor and the Seller are entering into that certain Assignment Agreement, dated as of the date hereof (the “Assignment Agreement”);

WHEREAS, in connection herewith the Seller, Manitowoc, the Agent, the Purchaser and Wells Fargo Bank, National Association are entering into that certain Amendment to Exhibit A (Account(s) of the Company) of Deposit Account Control Agreement (With Future Notification), to be dated as of January 14, 2011 (the “Wells Fargo Agreement Amendment”); and

WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.                             Definitions.  Capitalized terms defined in the Agreement and used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

SECTION 2.                             Amendments.  The Agreement is hereby amended as follows:

(a)                                  The definition of “Intercreditor Agreement” set forth in Exhibit I to the Agreement is replaced in its entirety with the following:

“Intercreditor Agreement” means the Ninth Amended and Restated Intercreditor Agreement, dated as of January 12, 2011, among Manitowoc, the Originators, the Seller, the Agent and JPMorgan Chase Bank, N.A., as the same may be amended, restated, supplemented or otherwise modified from time to time.

(b)                                 Schedule II to the Agreement is replaced in its entirety with Exhibit A attached hereto.

SECTION 3.                             Assignment.  In connection with the transactions contemplated by the Assignment Agreement, Hannover desires to sell to Funding, and Funding desires to purchase from Hannover, all of Hannover’s right, title and interest, if any, in the Subject Receivables (as defined in the Assignment Agreement).  In consideration of the payment by Funding to Hannover on the date hereof of an amount equal to the Purchase Amount (as defined in the Assignment Agreement), Hannover hereby sell, assigns and transfers to Funding all right, title and interest of Hannover, if any, in and to the Transferred Property (as defined in the Assignment Agreement).  The Purchase Amount shall be paid in full to Hannover by Funding on the date hereof in the form of (i) a reduction of the Deferred Purchase Price to the extent that after giving effect thereto the Purchased Assets Coverage Percentage does not exceed one hundred percent (100%) and (ii) a cash payment, if any, from Funding to Hannover in the amount of any remaining unpaid Purchase Amount after giving effect to the reduction of the Deferred Purchase Price in clause (i) above.  The assignment of Hannover made hereby is made without any recourse, representation or warranty whatsoever.

SECTION 4.                             Representations and Warranties.  On the date hereof, each of the Seller and Manitowoc hereby represents and warrants (as to itself) to the Purchaser and the Agent as follows:

(a)                                  after giving effect to this Amendment, no event or condition has occurred and is continuing which constitutes a Termination Event or Unmatured Termination Event;

(b)                                 after giving effect to this Amendment, the representations and warranties of such Person set forth in the Agreement and each of the other Transaction Documents are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and

(c)                                  this Amendment constitutes the valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

SECTION 5.                             Effectiveness.  This Amendment shall be effective, as of the date hereof, upon receipt by the Agent of the following (in each case, in form and substance reasonably satisfactory to the Agent):

(a)                                  counterparts of this Amendment duly executed by each of the parties hereto;

(b)                                 counterparts to the Purchase and Sale Agreement Amendment and the Assignment Agreement, in each case duly executed by each of the respective parties thereto;

(c)                                  counterparts of the Intercreditor Agreement (as defined in Section [2(a)] above), duly executed by each of the parties thereto;

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(d)                                 an executed copy of a letter from JPMorgan Chase Bank, N.A. to Manitowoc confirming that the transactions contemplated by the Transaction Documents constitute a “Permitted Securitization” under the Credit Agreement;

(e)                                  an opinion of counsel to Kysor, the Servicer and the Seller regarding certain bankruptcy matters in form and substance acceptable to the Agent and customary for transactions similar to those contemplated by the Assignment Agreement and the other Transaction Documents; and

(f)                                    such other agreements, documents, lien searches, officer certificates and instruments as the Agent shall request.

SECTION 6.                             Miscellaneous.  The Agreement, as amended hereby, remains in full force and effect.  Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement as amended hereby, unless otherwise expressly stated.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which then taken together shall constitute one and the same Amendment.  This Amendment may be executed by facsimile or delivery of a “.pdf” copy of an executed counterpart hereof.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York, but without regard to any other conflict of laws provisions thereof) and the obligations, rights and remedies of the parties under this Amendment shall be determined in accordance with such laws.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the date first above written.

MANITOWOC FUNDING, LLC,
as Seller

By:	/s/ Carl J. Laurino
Name:	Carl J. Laurino
Title:	Vice President

Amendment No. 3 to Second Amended and
Restated Receivables Purchase Agreement

THE MANITOWOC COMPANY, INC.,
as Servicer

By:	/s/ Maurice D. Jones
Name:	Maurice D. Jones
Title:	Senior Vice President, General Counsel and Secretary

Amendment No. 3 to Second Amended and
Restated Receivables Purchase Agreement

NORDDEUTSCHE LANDESBANK GIROZENTRALE, as Agent

By:	/s/ Edward M. Weber
Name:	Edward M. Weber
Title:	Senior Director

By:	/s/ Heruy Dawit
Name:	Heruy Dawit
Title:	Director

Amendment No. 3 to Second Amended and
Restated Receivables Purchase Agreement

HANNOVER FUNDING COMPANY LLC,
as Purchaser

By:	/s/ Damian Perez
Name:	Damian Perez
Title:	Vice-President

Amendment No. 3 to Second Amended and
Restated Receivables Purchase Agreement

EXHIBIT A

SCHEDULE II

LOCK-BOX BANKS, LOCK-BOX ACCOUNTS, LOCK-BOXES AND POST OFFICE BOXES

		Lock-Boxes or
Lock-Box Banks	Lock-Box Accounts	Post Office Boxes

The Northern Trust
Company	30142765	93501
	34496768	96365
	30296768	92545

Manufacturers and Traders
Trust Company	368636	N/A

Wachovia Bank, National
Association	2090002602825	951613
	2090002602799	951679
	2090002602799	932445
	2090002602757	53288
	2090002602757	932442
	2090002602731	79242
	2090002602731	53268

Bank of Montreal	00024651949 (US)	T57024U

Harris N.A.	2659845	39934